EXHIBIT 10.9(a)

WAIVER AND AMENDMENT NO. 4 TO CREDIT AGREEMENT

WAIVER AND AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment"), dated as of April 21, 2017, by and among PARK ELECTROCHEMICAL CORP., a New York corporation ("Borrower"), and HSBC BANK USA, NATIONAL ASSOCIATION ("Lender").

RECITALS

A. WHEREAS, Borrower, each of the Guarantors party thereto and Lender are parties to that certain Credit Agreement dated as of January 15, 2016 and effective as of January 26, 2016 as amended by Amendment No. 1 to Credit Agreement dated as of March 11, 2016, Amendment No. 2 to Credit Agreement dated as of April 5, 2016 and Amendment No. 3 to Credit Agreement dated as of January 5, 2017 (as so amended, the "Credit Agreement"); and

B. WHEREAS, as provided in Section 9.1 of the Credit Agreement, the Credit Agreement may be amended by a written instrument signed and delivered by Borrower and Lender.

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, Borrower and Lender agree as follows:

1. Defined Terms. All capitalized terms used in this Amendment and not defined in this Amendment shall have the meanings ascribed thereto in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows:

2.1 Section 4.2 of the Credit Agreement is hereby amended by deleting the fourth sentence such section in its entirety and inserting, in lieu thereof, the following:

"Principal of Loans shall be due in installments as follows: (i) $1,000,000 on each of the Payment Dates for the first and second fiscal quarters of fiscal 2018 and then $3,000,000 per annum, in quarterly installments of $750,000 on each quarterly Payment Date thereafter until the outstanding principal amount due under the Loans has been reduced to $25,000,000 and the Total Gross Leverage Ratio calculated on such quarterly Payment Date for the four (4) immediately preceding fiscal quarters of the Borrower is not more than 2.50 to 1.00."

2.2 Section 4.4.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting, in lieu thereof, the following:

"Mandatory Prepayment from Repatriated Foreign Earnings. If the Total Gross Leverage Ratio calculated at the end of any fiscal quarter for the four (4) immediately preceding fiscal quarters of the Borrower is more than 2.50 to 1.00, Borrower shall immediately make a mandatory prepayment of principal on the Loans equal to 50% of the after-tax proceeds of any cash distribution of earnings from Foreign Subsidiaries received during such preceding fiscal quarters; provided however that if the Total Gross Leverage Ratio calculated at the end of both the first and second fiscal quarters of fiscal 2018 for the four (4) immediately preceding fiscal quarters of the Borrower is more than 2.50 to 1.00,

Borrower shall be entitled to retain up to $2,750,000 of the cash distribution, in each of the first and second quarters of fiscal 2018, of earnings from Foreign Subsidiaries received by Borrower from Nelco Products Pte. Ltd. so long as (i) such funds are used solely for purposes of the dividends contemplated by Section 7.2.5(b) of this Agreement and taxes pertaining to the Distribution, (ii) the cash held by Foreign Subsidiaries is at all times at least $200,000,000, and (iii) no Potential Default or Event of Default is occurring. Principal prepaid under this Section 4.4.1 shall not be available for re-borrowing and shall reduce the Revolving Credit Commitment on a dollar-for-dollar basis. This Section 4.4.1 shall not apply if the Revolving Credit Commitment and the Obligations have been reduced to $25,000,000 as provided herein.

3. Limited Waiver. Lender waives compliance with the provisions of Section 4.4.1 of the Credit Agreement with respect to the repatriation of approximately $5,700,000 of the cash distribution of earnings from Foreign Subsidiaries received by Borrower from Nelco Products Pte. Ltd. during fiscal 2017. This waiver of compliance shall not apply to any other event or occurence.

4. Representations and Warranties of Borrower. Borrower represents and warrants that, as of the Amendment Effective Date (as hereafter defined) and the date hereof:

4.1 this Amendment is a legal, valid and binding obligation of each of the Borrower and the Guarantors enforceable against the Borrower and the Guarantors in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity;

4.2 the representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct in all material respects (except for those representations and warranties that are qualified by reference to materiality, which are true and correct in all respects);

4.3 no Material Adverse Change has occurred since February 28, 2016; and

4.4 no Event of Default or Potential Default exists.

5. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of each of the following conditions (such date, the "Amendment Effective Date"):

5.1 Lender shall have received an originally signed copy of this Amendment duly executed and delivered by Borrower;

5.2 Lender shall have received a Secretary's Certificate duly executed and delivered by Borrower with the resolutions of the Borrower's board of directors authorizing this Amendment attached; and

5.3 Schnader Harrison Segal & Lewis LLP shall have received in good and immediately available funds $2,750 for legal fees incurred on behalf of Lender.

6. Reference to and Effect upon the Loan Documents.

6.1 The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

6.2 Except as otherwise expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver or amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 51401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

8. Ratification of Liability: Acknowledgment of Rights. Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by Lender of such liabilities, obligations and agreements through and as of the date hereof; (ii) Lender has fully performed all undertakings owed to Borrower and Guarantors through and as of the date hereof; and (iii) except as otherwise expressly set forth herein, Lender does not waive, diminish or limit any term or condition contained in the Credit Agreement or in any of the other Loan Documents.

9. Headings. The headings contained in this Amendment are for convenience only and shall not affect the construction of this Amendment.

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IN WITNESS WHEREOF, Borrower and Lender have executed and delivered this Amendment as of the Amendment Effective Date.

BORROWER:

PARK ELECTROCHEMICAL CORP.

By: ______________________
Name: P. Matthew Farabaugh
Title: Senior Vice President and CFO

LENDER:

HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________
Name: Jose L. Won
Title: Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment"), dated as of January 5, 2017, by and among PARK ELECTROCHEMICAL CORP., a New York corporation ("Borrower"), and HSBC BANK USA, NATIONAL ASSOCIATION ("Lender").

RECITALS

A. WHEREAS, Borrower, each of the Guarantors party thereto and Lender are parties to that certain Credit Agreement dated as of January 15, 2016 and effective as of January 26, 2016 as amended by Amendment No. 1 to Credit Agreement dated as of March 11, 2016 and Amendment No. 2 to Credit Agreement dated as of April 5, 2016 (as so amended, the "Credit Agreement"); and

B. WHEREAS, as provided in Section 9.1 of the Credit Agreement, the Credit Agreement may be amended by a written instrument signed and delivered by Borrower and Lender.

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, Borrower and Lender agree as follows:

1. Defined Terms. All capitalized terms used in this Amendment and not defined in this Amendment shall have the meanings ascribed thereto in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows:

> 2.1 Section 3.1.1(ii) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting, in lieu thereof, the following:
>
> "(ii) Revolving Credit LIBOR Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the one (1), two (2), three (3) or six (6) month LIBOR Rate (as selected by Borrower) plus (v) 1.15% through January 4, 2017, (w) 1.65% from January 5, 2017 through April 5, 2017, (x) 1.90% from April 6, 2017 through July 5, 2017, (y) 2.15% from July 6, 2017 through October 5, 2017, and (z) 2.65% at and after October 6, 2017."
>
> 2.2 Section 7.2.13 of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting, in lieu thereof, the following:
>
> "Total Gross Leverage Ratio. The Loan Parties shall not permit the ratio of Funded Debt of the Borrowers and their consolidated Subsidiaries minus $10,000,000 to Consolidated EBITDA, calculated as of the end of each fiscal quarter for the four (4) immediately preceding fiscal quarters, beginning with the fiscal quarter first ending after the Closing Date and continuing thereafter, to exceed (i) 3.75 to 1.00 through the end of the third fiscal quarter of 2017, (ii) 4.50 to 1.00 at the end of the fourth fiscal quarter of 2017, (iii) 4.50 to 1.00 at the end of the first fiscal quarter of 2018, (iv) 4.25 to 1.00 at the end of the second fiscal quarter of 2018, and

(v) 3.75 to 1.00 at the end of each fiscal quarter thereafter (the "Total Gross Leverage Ratio")."

2.3 Section 7.2.14 of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting, in lieu thereof, the following:

"Minimum Fixed Charge Coverage Ratio. The Loan Parties shall not permit the Fixed Charge Coverage Ratio of the Borrowers and their consolidated Subsidiaries, calculated as of the end of each fiscal quarter for the four (4) immediately preceding fiscal quarters, beginning with the fiscal quarter first ending after the Closing Date and continuing thereafter, to be less than (i) 1.10 to 1.00 through the end of the third fiscal quarter of 2017, (ii) .30 to 1.00 at the end of the fourth fiscal quarter of 2017, (iii) .20 to 1.00 at the end of the first fiscal quarter of 2018, (iv) .50 to 1.00 for at the end of the second fiscal quarter of 2018, and (v) 1.10 to 1.00 at the each of each fiscal quarter thereafter."

3. Representations and Warranties of Borrower. Borrower represents and warrants that, as of the Amendment Effective Date (as hereafter defined) and the date hereof:

3.1 this Amendment is a legal, valid and binding obligation of each of the Borrower and the Guarantors enforceable against the Borrower and the Guarantors in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity;

3.2 the representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct in all material respects (except for those representations and warranties that are qualified by reference to materiality, which are true and correct in all respects);

3.3 no Material Adverse Change has occurred since February 28, 2016; and

3.4 no Event of Default or Potential Default exists.

4. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of each of the following conditions (such date, the "Amendment Effective Date"):

4.1 Lender shall have received an originally signed copy of this Amendment duly executed and delivered by Borrower; and

4.2 Lender shall have received an amendment fee of $72,000 in good and immediately available funds.

4.3 Schnader Harrison Segal & Lewis LLP shall have received in good and immediately available funds $2,500 for legal fees incurred on behalf of Lender.

5. Reference to and Effect upon the Loan Documents.

5.1 The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

5.2 Except as otherwise expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver or amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 51401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

7. Ratification of Liability: Acknowledgment of Rights. Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by Lender of such liabilities, obligations and agreements through and as of the date hereof; (ii) Lender has fully performed all undertakings owed to Borrower and Guarantors through and as of the date hereof; and (iii) except as otherwise expressly set forth herein, Lender does not waive, diminish or limit any term or condition contained in the Credit Agreement or in any of the other Loan Documents.

8. Headings. The headings contained in this Amendment are for convenience only and shall not affect the construction of this Amendment.

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IN WITNESS WHEREOF, Borrower and Lender have executed and delivered this Amendment as of the Amendment Effective Date.

BORROWER:

PARK ELECTROCHEMICAL CORP.

By: ______________________
Name: P. Matthew Farabaugh
Title: Senior Vice President and CFO

LENDER:

HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________
Name: Jose L. Won
Title: Vice President